UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

August 31, 2016
 Date of report (Date of earliest event reported)

Valmont Industries, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Delaware
 (State or Other Jurisdiction of Incorporation)
1-31429	47-0351813
(Commission File Number)	(IRS Employer Identification No.)

One Valmont Plaza
Omaha, NE	68154
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-1000
 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)  On August 31, 2016, the Board of Directors of Valmont Industries, Inc. appointed Stephen G. Kaniewski as President and Chief Operating Officer of Valmont effective October 1, 2016, reporting to Mogens Bay, Valmont’s Chairman and Chief Executive Officer.  Mr. Kaniewski, age 44, joined Valmont in August 2010 as Vice President-Information Technology, and later in January 2014 moved into the Vice President-Global Operations role for the Irrigation segment.  In January 2015, he transferred to the Utility Support Structures segment as Senior Vice President & Managing Director and in August 2015 became Group President of Utility Support Structures segment.
Information with respect to Mr. Kaniewski’s compensation is set forth on Exhibit 99.1, which is incorporated herein by reference.
Item 9.01.  Financial Statements and Exhibits.
(d)  Exhibits
99.1	Stephen G. Kaniewski Compensation Summary

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valmont Industries, Inc.
Date: September 1, 2016
By: /s/ Mark Jaksich
Name: Mark Jaksich
Title: Executive Vice President and Chief Financial Officer

EXHIBITS

Exhibit No.	Description
99.1	Stephen G. Kaniewski Compensation Summary